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EX-10.13

                                                                   Exhibit 10.13


            AMENDMENT TO 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                January 18, 2001

     The Teradyne, Inc. 1996 Non-Employee Director Stock Option Plan (the "PLAN") is hereby amended as follows:

     1. Paragraph 4 of the Plan shall be and hereby is amended and restated in its entirety to read as follows:

     "4. AUTOMATIC GRANT OF OPTIONS. Subject to the availability of shares under this Plan, (a) each person who becomes a member of the Board on or after August 26, 1999 and who is not an employee or officer of the Company (each, a "NON-EMPLOYEE DIRECTOR") shall be automatically granted on the date such person is first elected to the Board, without further action by the Board, an option to purchase 22,500 shares of the Common Stock, (b) each person who was a Non-Employee Director on February 7, 2000 shall be granted on February 5, 2001 an option to purchase 6,750 shares of the Common Stock,
     (c) each Non-Employee Director who became a new member of the Board during February 2000 shall be granted on February 5, 2001 an option to purchase 15,750 shares of the Common Stock, and (d) beginning on February 5, 2001 and throughout the term of this Plan, each person who is a Non-Employee Director on the first Monday in February in each year shall be automatically granted on each such date an option to purchase 11,250 shares of the Common Stock. The options to be granted under this paragraph 4 shall be the only options ever to be granted at any time to each such member under this Plan. The number of shares covered by options granted under this paragraph 4 shall be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan."

     2. Paragraph 7(a) of the Plan shall be and hereby is amended and restated in its entirety to read as follows:

     "7. (a) VESTING OF SHARES AND NON-TRANSFERABILITY OF OPTIONS. Options granted under this Plan shall not be exercisable until they become vested. Options granted under this Plan prior to February 5, 2001 shall vest in the optionee and thus become exercisable, in accordance with the following schedule, provided that the optionee has continuously served as a member of the Board through such vesting date:

Percentage of Option
Shares for which
Option Will be Exercisable            Date of Vesting
--------------------------            ---------------

         0%                           Less than one year from the date of grant
         25%                          One year from the date of grant
         50%                          Two years from the date of grant
         75%                          Three years from the date of grant
         100%                         Four years from the date of grant

     Options granted on or after February 5, 2001 shall not be subject to vesting and shall be immediately exercisable in their entirety on the date of grant.

     The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan.

     In all other respects, the Plan is hereby affirmed and shall remain in full force and effect.


                                                 TERADYNE, INC.


                                                 /s/ James. W. Bagley
                                                 -----------------------------
                                                 James W. Bagley

                                                 /s/ Dwight H. Hibbard
                                                 -----------------------------
                                                 Dwight H. Hibbard

                                                 /s/ Roy A. Vallee
                                                 -----------------------------
                                                 Roy A. Vallee

                                                 /s/ Patricia S. Wolpert
                                                 -----------------------------
                                                 Patricia S. Wolpert